Federated Hermes Strategic Value Dividend Fund
Portfolio of Investments
January 31, 2022 (unaudited)
Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—98.9%
	Communication Services—12.7%
6,516,534	AT&T, Inc.	8.16%	$166,171,617
5,414,710	BCE, Inc.	4.48	282,843,680
519,050	Omnicom Group, Inc.	3.72	39,115,608
4,648,572	Verizon Communications, Inc.	4.81	247,443,488
165,160,959	Vodafone Group PLC	5.78	290,577,161
	TOTAL		1,026,151,554
	Consumer Staples—16.8%
8,794,304	British American Tobacco PLC	6.82	374,292,863
4,212,450	Conagra Brands, Inc.	3.60	146,424,762
2,449,800	General Mills, Inc.	2.97	168,252,264
809,430	Kimberly-Clark Corp.	3.37	111,418,039
3,319,947	Philip Morris International, Inc.	4.86	341,456,549
1,289,506	The Coca-Cola Co.	2.75	78,672,761
2,880,525	Walgreens Boots Alliance, Inc.	3.84	143,334,924
	TOTAL		1,363,852,162
	Energy—18.0%
3,190,596	Chevron Corp.	4.32	419,020,973
7,431,025	Enbridge, Inc.	5.44	314,159,055
5,565,980	Exxon Mobil Corp.	4.63	422,791,841
3,194,844	TC Energy Corp.	4.51	164,976,250
2,454,550	TotalEnergies SE	4.47	139,029,766
	TOTAL		1,459,977,885
	Financials—9.6%
889,600	Canadian Imperial Bank of Commerce	3.43	111,708,258
5,883,535	Huntington Bancshares, Inc.	4.12	88,606,037
9,604,235	KeyCorp	3.11	240,682,129
2,562,161	Regions Financial Corp.	2.96	58,775,973
1,591,836	Truist Financial Corp.	3.06	99,999,138
1,563,516	U.S. Bancorp	3.16	90,980,996
184,544	Zurich Insurance Group AG	3.86	88,121,117
	TOTAL		778,873,648
	Health Care—17.8%
2,823,801	AbbVie, Inc.	4.12	386,550,119
625,400	Amgen, Inc.	3.42	142,053,356
1,849,750	Bristol-Myers Squibb Co.	3.33	120,030,278
1,594,175	Cardinal Health, Inc.	3.81	82,211,605
4,099,421	Gilead Sciences, Inc.	4.14	281,548,234
3,295,096	Merck & Co., Inc.	3.39	268,484,422
2,491,745	Pfizer, Inc.	3.04	131,290,044
295,285	Sanofi	2.93	30,695,085
	TOTAL		1,442,863,143
	Industrials—3.8%
584,710	3M Co.	3.57	97,073,554
16,705,358	BAE Systems PLC	4.19	130,342,473
207,175	Lockheed Martin Corp.	2.88	80,618,008
	TOTAL		308,034,035

Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—continued
	Information Technology—1.8%
116,056	Broadcom, Inc.	2.80%	$67,994,889
4,174,414	Western Union Co.	4.97	78,938,169
	TOTAL		146,933,058
	Real Estate—1.8%
2,128,664	National Retail Properties, Inc.	3.68	94,470,108
1,786,425	Omega Healthcare Investors, Inc.	6.31	56,236,659
	TOTAL		150,706,767
	Utilities—16.6%
1,390,525	American Electric Power Co., Inc.	3.45	125,703,460
2,406,421	Dominion Energy, Inc.	3.31	194,101,918
2,450,404	Duke Energy Corp.	3.75	257,439,444
13,746,940	National Grid-SP PLC	4.57	200,852,455
6,322,830	PPL Corp.	5.59	187,661,594
1,140,025	Public Service Enterprises Group, Inc.	3.07	75,845,863
4,360,152	Southern Co.	3.80	302,986,963
	TOTAL		1,344,591,697
	TOTAL COMMON STOCKS (IDENTIFIED COST $6,697,479,390)		8,021,983,949
	INVESTMENT COMPANY—0.6%
46,515,150	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.06%[1] (IDENTIFIED COST $46,510,499)		46,510,499
	TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $6,743,989,889)		8,068,494,448
	OTHER ASSETS AND LIABILITIES - NET—0.5%[2]		37,159,566
	TOTAL NET ASSETS—100%		$8,105,654,014
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended January 31, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2021	$32,906,387
Purchases at Cost	$545,182,412
Proceeds from Sales	$(531,571,789)
Change in Unrealized Appreciation/Depreciation	$(2,637)
Net Realized Gain/(Loss)	$(3,874)
Value as of 1/31/2022	$46,510,499
Shares Held as of 1/31/2022	46,515,150
Dividend Income	$5,469
1
7-day net yield.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at January 31, 2022.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of January 31, 2022, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$5,894,385,786	$—	$—	$5,894,385,786
International	873,687,243	1,253,910,920	—	2,127,598,163
Investment Company	46,510,499	—	—	46,510,499
TOTAL SECURITIES	$6,814,583,528	$1,253,910,920	$—	$8,068,494,448
See Notes which are an integral part of the Financial Statements